UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 25, 2011

AOL INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34419	20-4268793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Broadway, New York, New York 10003

(Address of Principal Executive Offices) (Zip Code)

212-652-6400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) AOL Inc.’s (the “Company”) 2011 annual meeting of stockholders (the “Annual Meeting”) was held on May 25, 2011.

(b) The Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 7, 2011 (the “Proxy Statement”). The matters voted upon at the Annual Meeting and the results of the votes were as follows:

Item 1. Election of Directors.

All of the nominees for director named in the Proxy Statement were elected, and the voting results are set forth below:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Tim Armstrong	86,436,012	978,556	37,862	10,026,453
Richard Dalzell	87,293,533	120,365	38,533	10,026,453
Karen Dykstra	87,273,170	140,513	38,748	10,026,453
Alberto Ibargüen	87,279,549	133,939	38,942	10,026,453
Susan Lyne	87,293,212	121,660	37,559	10,026,453
Patricia Mitchell	87,289,341	124,547	38,543	10,026,453
Fredric Reynolds	87,293,227	119,141	40,063	10,026,453
James Stengel	87,289,413	123,593	39,425	10,026,453

Item 2. Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2011.

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2011 was approved, and the voting results were as follows:

FOR	AGAINST	ABSTAIN
97,071,983	345,857	61,044

Item 3. Advisory Vote on Executive Compensation.

Our stockholders approved, on a nonbinding advisory basis, our executive compensation as described in the Proxy Statement, and the voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
84,937,171	1,246,815	1,268,427	10,026,453

Item 4. Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation.

Our stockholders voted, on a nonbinding advisory basis, on the preferred frequency of holding future advisory votes on our executive compensation, and the voting results were as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
71,937,821	93,855	14,159,479	1,261,273	10,026,453

Based on the results of the vote, and consistent with the recommendation of the Board of Directors of the Company (the “Board”), the Board has adopted a policy to hold an advisory vote on executive compensation every one year until the next advisory vote on the frequency of future advisory votes on executive compensation.

Item 8.01. Other Events.

On May 25, 2011, the Board approved the AOL Inc. 2011 Directors’ Deferred Compensation Plan (the “Plan”) for non-employee directors of the Company. The Plan is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	AOL Inc. 2011 Directors’ Deferred Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AOL INC.

By:	/s/ Julie Jacobs
	Name:	Julie Jacobs
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: May 27, 2011

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	AOL Inc. 2011 Directors’ Deferred Compensation Plan